Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long Copper Miners ETF (COPZ)

listed on NYSE Arca, Inc.

Defiance Daily Target 2X Long KEEL ETF (KEEX)

listed on Cboe BZX Exchange, Inc.

(each a “Fund,” collectively, the “Funds”)

November 13, 2026

Supplement to the Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”),
each dated August 27, 2026

Tidal Investments LLC (“Tidal”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of Tidal Trust II of its view that each Fund’s closure and liquidation would be in the best interests of each Fund and its shareholders. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of each Fund and its shareholders to liquidate and terminate each Fund as described below.

In preparation for the liquidation, shares of the Defiance Daily Target 2X Long Copper Miners ETF will cease trading on NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on NYSE on November 23, 2026 (the “Closing Date”). Additionally, shares of the Defiance Daily Target 2X Long KEEL ETF will cease trading on Cboe BZX Exchange, Inc. (“Cboe”) and will be closed to purchase by investors of regular trading on Cboe on November 23, 2026 (the “Closing Date”). Each Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from November 23, 2026 through November 30, 2026 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in each Fund increasing its cash holdings and, as a consequence, each Fund will no longer be pursuing its investment objective and principal investment strategies.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect all transactional costs associated with its liquidation. Once the distributions are complete, the Funds will terminate.

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For more information, please contact the Funds at (833) 333-9383.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.